AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 7, 1996
                                                    Registration No. 333-_____

==============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                               ----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------


                        NORTH FORK BANCORPORATION, INC.
            (Exact name of registrant as specified in its charter)

              DELAWARE                                      36-3154608
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                      275 BROAD HOLLOW ROAD
                        MELVILLE, NEW YORK                    11747
           (Address of Principal Executive Offices)         (Zip Code)

              NORTH FORK BANCORPORATION, INC. KEY EMPLOYEE STOCK PLAN
                             (Full title of the Plan)

                                  JOHN ADAM KANAS
                  CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           NORTH FORK BANCORPORATION, INC.
                               275 BROAD HOLLOW ROAD
                             MELVILLE, NEW YORK  11747
                      (Name and address of agent for service)

                                  (516) 844-1004
                         (Telephone number, including area
                             code, of agent for service)

                         Copies of all correspondence to:
                              Thomas B. Kinsock, Esq.
                           Gallop, Johnson & Neuman, L.C.
                              Interco Corporate Tower
                               101 South Hanley Road
                              St. Louis, Missouri  63105

==============================================================================

                            CALCULATION OF REGISTRATION FEE
                            -------------------------------

                                         Proposed            Proposed
Title of                                 maximum             maximum
securities           Amount              offering            aggregate      Amount of
to be                to be               price               offering       registra-
registered           registered<F1>      per share<F2>       price          tion fee
- ----------           ----------          ---------           ---------      ---------
Common Stock         500,000             $24.125             $12,062,500    $4,160
$2.50 par value
per share

- ----------------------
<F1> Represents maximum number of additional shares available for issuance under the plan. The registrant previously filed with the Commission on May 4, 1994, a registration statement on Form S-8 (Reg. No. 33-53467) relating to securities offered under the plan.
<F2> Estimated solely for the purpose of calculating the registration fee. Such estimate has been calculated in accordance with Rule 457(h) under the Securities Act of 1933 and is based upon the average of the high and low prices per share of the registrant's Common Stock as reported by the New York Stock Exchange on June 4, 1996.

                             PART II

       INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

   The registrant previously filed with the Securities and Exchange Commission (the "Commission") on May 4, 1994, a registration statement on Form S-8 (Registration No. 33-53467) relating to securities offered under the plan (the "1994 Plan S-8"). The contents of the 1994 Plan S-8, including exhibits thereto, are incorporated herein by reference, except to the extent superseded or modified by the specific information set forth below or the specific exhibits attached hereto.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

   The following documents filed by the registrant with the Commission are incorporated herein by reference:

   (a) The registrant's latest annual report on Form 10-K filed pursuant to Section 13(a) or 15(d) under the Securities Exchange
Act of 1934, as amended (the "Exchange Act");

   (b) The registrant's quarterly report on Form 10-Q for the quarter ended March 31, 1996, the current report on Form 8-K filed on March 27, 1996, and the amended current report on Form 8-K/A filed on May 31, 1996, pursuant to Section 13(a) or 15(d) of the Exchange Act; and

   (c) The description of the registrant's common stock which is contained in the registration statement filed by the registrant under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.


   All documents subsequently filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

   Any statement contained in a document incorporated by reference herein and filed prior to the filing hereof shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein modifies or supersedes such statement, and any statement contained herein or in any other document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 8.  EXHIBITS

   The following additional exhibits are filed as part of this registration statement or incorporated by reference herein.


Exhibit
Number                     Description
- -------                    -----------
4      North Fork Bancorporation, Inc. Key Employee Stock Plan, as
       amended.

5.1    Opinion of Gallop, Johnson & Neuman, L.C.

23.3   Consent of KPMG Peat Marwick LLP, Independent Certified
       Public Accountants.

23.4   Consent of Gallop, Johnson & Neuman, L.C. (included in
       Exhibit 5.1).

24.1 Power of Attorney (included on signature page of the registration statement).


                           SIGNATURES


     The Registrant.  Pursuant to the requirements of the
     --------------
Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Melville, State of New York, on May 29, 1996.


                      NORTH FORK BANCORPORATION, INC.



                      By: /s/John Adam Kanas
                         ----------------------------------------------
                          John Adam Kanas
                          Chairman, President and
                          Chief Executive Officer



                        POWER OF ATTORNEY


   We, the undersigned officers and directors of North Fork Bancorporation, Inc. hereby severally and individually constitute and appoint John Adam Kanas and Daniel M. Healy and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this registration statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and instruments.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Name                             Title                           Date
       ----                             -----                           ----
/s/John Adam Kanas                Director, Chairman,
- ------------------------------    President, Chief
John Adam Kansas                  Executive Officer
                                  (Principal Executive
                                  Officer)                       May 29, 1996

/s/Daniel M. Healy                Executive Vice
- ------------------------------    President, Chief
Daniel M. Healy                   Financial Officer
                                  (Principal Financial
                                  and Accounting
                                  Officer)                       May 29, 1996

/s/John Bohlsen                   Director                       May 29, 1996
- ------------------------------
John Bohlsen


/s/Malcolm J. Delaney             Director                       May 29, 1996
- ------------------------------
Malcolm J. Delaney


/s/Allan C. Dickerson             Director                       May 29, 1996
- ------------------------------
Allan C. Dickerson


/s/Lloyd A. Gerard                Director                       May 29, 1996
- ------------------------------
Lloyd A. Gerard


/s/James F. Reeve                 Director                       May 29, 1996
- ------------------------------
James F. Reeve


/s/James H. Rich, Jr.             Director                       May 29, 1996
- ------------------------------
James H. Rich, Jr.


/s/George H. Rowsom               Director                       May 29, 1996
- ------------------------------
George H. Rowsom


/s/Dr. Kurt R. Schmeller          Director                       May 29, 1996
- ------------------------------
Dr. Kurt R. Schmeller


/s/Raymond W. Terry, Jr.          Director                       May 29, 1996
- ------------------------------
Raymond W. Terry, Jr.

                               FORM S-8

                    NORTH FORK BANCORPORATION, INC.


                             EXHIBIT INDEX
                             -------------


Exhibit
Number                  Description
- -------                 -----------

4        North Fork Bancorporation, Inc.
          Key Employee Stock Plan, as amended.


5.1      Opinion of Gallop, Johnson & Neuman, L.C.


23.3     Consent of KPMG Peat Marwick LLP, Independent
           Certified Public Accountants


23.4     Consent of Gallop, Johnson & Neuman, L.C.
          (included in Exhibit 5.1)


24.1 Power of Attorney (included on signature page of the registration statement)